UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 30, 2007

Freedom Bancshares, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

333-102971	06-1671382
(Commission File Number)	(IRS Employer Identification No.)

3165 Maysville Road, Commerce, Georgia	30529
(Address of Principal Executive Offices)	(Zip Code)

(706) 423-2500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Director and Principal Officer; Appointment of Principal Officer.

On November 30, 2007, Clyde A. McArthur, the Company’s Chief Financial Offer, submitted his intent to resign as the principal financial officer and principal accounting officer of the Company at year-end.  Mr. McArthur indicated that he was resigning to serve as Chief Executive Officer of a de novo thrift in Gainesville, Georgia.  The Board would like to thank Mr. McArthur for his service to the Company.

Until a permanent replacement is identified, the Company’s President and Chief Executive Officer, Vincent D. Cater, will also serve as the Company’s principal financial offer and principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREEDOM BANCSHARES, INC.

Dated: December 4, 2007
	By:	/s/ Vincent D. Cater
	Name:	Vincent D. Cater
	Title:	Chief Executive Officer